Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Avai Bio, Inc. (f/k/a Avant Technologies Inc. and Trend Innovations Holding Inc.) (the “Company”) on Form 10-K for the period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Winter, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2026	/s/ Chris Winter

Chris Winter,
Chief Executive Officer